Exhibit 99.1

Ideanomics Announces Director Changes

-	Bruno Wu will step down from his current position as Chairman to the Ideanomics board, with Alf Poor assuming the role of Interim Chairman
-	Wu will assume the role of Chairman Emeritus, with Director Chao Yang also leaving the board for an advisory role
-	Shane McMahon will continue to serve as Ideanomics' Vice Chairman

New York, December 24, 2020/PRNewswire/ - Ideanomics (NASDAQ: IDEX) ("Ideanomics" or the "Company") today announced that Dr. Bruno Wu will step down as Executive Chairman effective December 31, 2020, and Alf Poor will succeed as Interim-Chairman.

"I will continue to support the company both as a major shareholder and as an advisor," said Dr. Bruno Wu. "For the past five years, I have joined you on a journey that has seen us migrate from a media company into a modern, tech-focused, multi-national company focused on high-growth industries being transformed by innovation. It is at this time that I feel the business has matured to the extent that my significant involvement is no longer required in the same way that it was five years ago. We have built a strong team to govern the business that has embraced my vision and can drive it towards profitable growth. For this reason, I will be resigning from my role as Executive Chairman and moving to an advisory role where I will continue to provide the Company ongoing support in high-level strategic areas where my energy and network of relationships can continue to support Ideanomics' objectives. This is a positive move for the company and its shareholders."

"This change will focus Bruno's energy on strategic aspects of the business and, in particular, on strategic initiatives in our EV business segments. We are grateful for Bruno's energy and vision over the past five years, which has transformed the business," said Alf Poor, Ideanomics CEO. "As we look to 2021, we are well-positioned for growth in North America and Asia, where we have active operations and investments."

About Ideanomics

Ideanomics is a global company focused on the convergence of financial services and industries experiencing technological disruption. Our Mobile Energy Global (MEG) division is a service provider that facilitates the adoption of electric vehicles by commercial fleet operators through offering vehicle procurement, finance and leasing, and energy management solutions under our innovative sales to financing to charging (S2F2C) business model. Ideanomics Capital is focused on disruptive fintech solutions for the financial services industry. Together, MEG and Ideanomics Capital provide our global customers and partners with leading technologies and services designed to improve transparency, efficiency, and accountability, and our shareholders with the opportunity to participate in high-potential, growth industries.

The company is headquartered in New York, NY, with offices in Beijing, Hangzhou, and Qingdao, and operations in the U.S., China, Ukraine, and Malaysia.

Safe Harbor Statement

This press release contains certain statements that may include "forward looking statements". All statements other than statements of historical fact included herein are "forward-looking statements." These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties, and include statements regarding our intention to transition our business model to become a next-generation financial technology company, our business strategy and planned product offerings, our intention to phase out our oil trading and consumer electronics businesses, and potential future financial results. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of risks and uncertainties, such as risks related to: our ability to continue as a going concern; our ability to raise additional financing to meet our business requirements; the transformation of our business model; fluctuations in our operating results; strain to our personnel management, financial systems and other resources as we grow our business; our ability to attract and retain key employees and senior management; competitive pressure; our international operations; and other risks and uncertainties disclosed under the sections entitled "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on the SEC website at www.sec.gov.. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Investor Relations and Media Contact

Ideanomics,Inc.

Tony Sklar, SVP of Investor Relations

1441 Broadway, Suite 5116 New York, NY 10018

ir@ideanomics.com

Valerie Christopherson / Lora Wilson

Global Results Communications (GRC)

+1 949 306 6476

valeriec@globalresultspr.com